UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00781)

Exact name of registrant as specified in charter:	The Putnam Fund for Growth and Income

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period :	November 1, 2015 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

The Putnam Fund for Growth and Income

Annual report
10 | 31 | 16

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PGRWX

The Putnam
Fund for Growth
and Income

Annual report
10 | 31 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

December 9, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance history as of 10/31/16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/16. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 13.

2 The Putnam Fund for Growth and Income

Interview with your fund’s portfolio manager

Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren Jaroch, your fund is managed by Assistant Portfolio Manager Walter D. Scully, CPA. Walter has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from the Ohio State University. He has been in the investment industry since he joined Putnam in 1996.

Darren, could you tell us about the investing environment for the 12-month reporting period ended October 31, 2016?

In the early months of the period, which began in November 2015, the U.S. stock market took investors on a turbulent ride. As the 2015 calendar year came to a close, U.S. stocks posted their weakest annual results since the global financial crisis. January and February 2016 marked the worst-ever start to a year in terms of stock performance, as investors’ concern escalated over China’s slowing economy, and oil and commodity prices plummeted even further than they already had in 2015. We saw a tremendous amount of volatility, but I don’t believe conditions were nearly as bad as were being priced into the market. Companies began announcing earnings in the midst of all this and, not surprisingly, few of them delivered optimistic outlooks, which further contributed to the market’s downward spiral.

After a low point in mid-February, stocks staged a remarkable rebound. As recession fears subsided and oil prices stabilized, turbulence eased and the S&P 500 Index gained 6.78% in March, marking its best monthly return in

The Putnam Fund for Growth and Income 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 The Putnam Fund for Growth and Income

five months and the start of a relatively calm few months for the markets. In late June, however, market volatility spiked again, largely in response to the Brexit decision by United Kingdom voters to leave the European Union. U.S. stock prices plummeted more than 5% in the two days after the vote, followed by a dramatic three-day recovery. U.S. stocks continued to advance, but performance was weaker in the final two months of the reporting period, as uncertainty surrounding the November presidential election and the likelihood of a Federal Reserve interest-rate hike by year-end weighed on investor sentiment.

How did the fund perform during the reporting period?

The fund ended the period with a return of 2.40%, underperforming its benchmark, the Russell 1000 Value Index, which gained 6.37%, and the average return of 3.12% for funds in its Lipper peer group, Large-Cap Value Funds. It was a challenging environment for many of the value-style stocks in the fund’s portfolio. As interest rates remained low, stocks that benefit in a low-rate environment continued to perform well. These included so-called “bond proxies” — stocks that offer high yields and are favored by investors who are seeking income. We continued to believe these stocks were too expensive, and they were not a significant weighting in the portfolio. At the same time, the fund was focused on stocks in the financials sector on the expectation that they would benefit from rising interest rates. While that strategy did not pay off during this annual period, I believe financial stocks may represent an attractive investment opportunity in the months ahead, particularly if we see an interest-rate hike from the Federal Reserve.

Could you provide some examples of stocks that helped performance relative to the benchmark during the period?

Throughout the fund’s previous fiscal year ended October 31, 2015, many of the weakest-performing fund holdings were stocks of companies in the energy sector, as oil prices plummeted to historic lows. During this annual reporting period, however, we saw a sharp reversal in that trend. Stocks in the energy sector rebounded from the extraordinarily cheap levels we saw at the start of the period. One of the beneficiaries was the top contributor to fund performance for the period — Royal Dutch Shell, an independent oil and gas company.

The fund’s investment in Computer Sciences, a global provider of information technology [IT] services, was also a notable contributor to fund returns for the period. A key factor in its stock price advance was the announcement that Computer Sciences would be merging with the IT services businesses of Hewlett-Packard Enterprise. We believe this is a positive development that provides Computer Sciences with the scale it needs to compete and succeed in the IT sector.

Another performance highlight was the fund’s position in Microsoft. The technology company’s stock was lifted by better-than-expected earnings, and in late October, its share price reached an all-time high, due in large part to the success of Microsoft’s relatively new cloud computing business.

Could you discuss some stocks that detracted from returns relative to the benchmark?

Although many energy stocks helped fund performance for the annual reporting period, some notable detractors were from the energy sector. Examples include Calpine, a provider of electricity and natural gas, and Devon Energy, an oil exploration and production

The Putnam Fund for Growth and Income 5

company. For Devon, the negative impact on fund performance was due to the decision to trim the fund’s position in this stock before the recovery in oil prices. It is worth noting, however, that those assets were shifted into Pioneer Natural Resources, which was among the top contributors to performance for the period. Devon Energy was no longer held at the end of the period.

Fund performance was also dampened by a position in Teva Pharmaceutical Industries, a global developer and marketer of specialty medicines. Teva stock, which was not part of the fund’s benchmark, struggled during the period due to increasing uncertainty about the growth potential of its generics business. In addition, one of the company’s key products, Copaxone, a multiple sclerosis drug, is facing patent challenges that could have a negative impact on Teva’s future growth potential.

What role did derivatives play in the portfolio during the reporting period?

Although derivative investments were not a significant part of the portfolio, they did affect performance during the period. Specifically, forward currency contracts, which were used to attempt to hedge foreign exchange risk, had a positive impact on performance.

What is your overall view of the U.S. equity market, and where do you see opportunities in the months ahead?

In our view, the U.S. stock market as a whole seems overvalued at this point. We have seen relatively low levels of volatility for stocks, but a number of issues could cause disruptions, including the aftermath of the U.S. presidential election and concerns about the impact of a new administration on markets and economic policies.

Fortunately, I see significant opportunities in certain areas of the market, where I believe recent underperformance is unjustified. The most promising opportunities, in my view, are in cyclical sectors such as technology, consumer discretionary, and financials.

My focus in this environment — and in all markets — is on companies that I believe are doing the right things fundamentally. I will continue with my intensive, bottom-up research, actively positioning the portfolio for what I believe will be a rebound in today’s undervalued stocks.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 The Putnam Fund for Growth and Income

Thank you, Darren, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

The Putnam Fund for Growth and Income 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (11/6/57)
Before sales charge	10.82%	46.16%	3.87%	73.62%	11.67%	14.10%	4.50%	2.40%

After sales charge	10.71	37.75	3.25	63.64	10.35	7.54	2.45	–3.49

Class B (4/27/92)
Before CDSC	10.66	37.57	3.24	67.26	10.84	11.60	3.73	1.66

After CDSC	10.66	37.57	3.24	65.26	10.57	8.60	2.79	–3.34

Class C (7/26/99)
Before CDSC	9.99	35.61	3.09	67.23	10.83	11.60	3.73	1.64

After CDSC	9.99	35.61	3.09	67.23	10.83	11.60	3.73	0.64

Class M (5/1/95)
Before sales charge	10.11	39.08	3.35	69.35	11.11	12.44	3.99	1.94

After sales charge	10.04	34.21	2.99	63.42	10.32	8.51	2.76	–1.62

Class R (1/21/03)
Net asset value	10.54	42.58	3.61	71.54	11.40	13.26	4.24	2.19

Class R6 (7/2/12)
Net asset value	10.94	50.98	4.21	77.10	12.11	15.51	4.92	2.81

Class Y (6/15/94)
Net asset value	10.92	49.90	4.13	75.84	11.95	15.02	4.77	2.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 The Putnam Fund for Growth and Income

Comparative index returns For periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Russell 1000
Value Index	—†	68.37%	5.35%	86.75%	13.31%	24.53%	7.59%	6.37%

Lipper Large-Cap
Value Funds	—†	57.72	4.58	73.25	11.58	18.85	5.90	3.12
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year and 10-year periods ended 10/31/16, there were 491, 421, 376, and 262 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,757 and $13,561, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,421. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $14,258, $15,098 and $14,990, respectively.

The Putnam Fund for Growth and Income 9

Fund price and distribution information For the 12-month period ended 10/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	4		4	4	4		4	4	4

Income	$0.305		$0.155	$0.155	$0.203		$0.252	$0.385	$0.357

Capital gains	—		—	—	—		—	—	—

Total	$0.305		$0.155	$0.155	$0.203		$0.252	$0.385	$0.357

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

10/31/15	$20.48	$21.73	$20.10	$20.38	$20.30	$21.04	$20.37	$20.54	$20.52

10/31/16	20.65	21.91	20.27	20.55	20.48	21.22	20.55	20.71	20.70

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value	value

Current dividend rate [1]	1.07%	1.00%	0.30%	0.29%	0.53%	0.51%	0.84%	1.47%	1.33%

Current 30-day SEC yield [2]	N/A	1.24	0.57	0.57	N/A	0.79	1.07	1.68	1.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (11/6/57)
Before sales charge	10.86%	52.13%	4.28%	97.83%	14.62%	19.95%	6.25%	11.26%

After sales charge	10.74	43.38	3.67	86.46	13.27	13.05	4.17	4.86

Class B (4/27/92)
Before CDSC	10.70	43.22	3.66	90.47	13.75	17.29	5.46	10.45

After CDSC	10.70	43.22	3.66	88.47	13.51	14.29	4.55	5.45

Class C (7/26/99)
Before CDSC	10.02	41.11	3.50	90.40	13.75	17.28	5.46	10.47

After CDSC	10.02	41.11	3.50	90.40	13.75	17.28	5.46	9.47

Class M (5/1/95)
Before sales charge	10.14	44.67	3.76	92.83	14.03	18.13	5.71	10.72

After sales charge	10.08	39.60	3.39	86.08	13.22	13.99	4.46	6.85

Class R (1/21/03)
Net asset value	10.58	48.36	4.02	95.25	14.32	19.03	5.98	11.02

Class R6 (7/2/12)
Net asset value	10.97	57.13	4.62	101.72	15.07	21.41	6.68	11.73

Class Y (6/15/94)
Net asset value	10.96	55.94	4.54	100.19	14.89	20.84	6.51	11.52

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 The Putnam Fund for Growth and Income

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/15	0.94%	1.69%	1.69%	1.44%	1.19%	0.55%	0.69%

Annualized expense ratio for the
six-month period ended 10/31/16*	0.95%	1.70%	1.70%	1.45%	1.20%	0.56%	0.70%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/16 to 10/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$4.87	$8.69	$8.69	$7.42	$6.14	$2.87	$3.59

Ending value (after expenses)	$1,038.10	$1,034.30	$1,034.40	$1,035.70	$1,036.80	$1,040.10	$1,039.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

The Putnam Fund for Growth and Income 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$4.82	$8.62	$8.62	$7.35	$6.09	$2.85	$3.56

Ending value (after expenses)	$1,020.36	$1,016.59	$1,016.59	$1,017.85	$1,019.10	$1,022.32	$1,021.62

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 The Putnam Fund for Growth and Income

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Putnam Fund for Growth and Income 13

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 The Putnam Fund for Growth and Income

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

The Putnam Fund for Growth and Income 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny

16 The Putnam Fund for Growth and Income

in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

The Putnam Fund for Growth and Income 17

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases,

18 The Putnam Fund for Growth and Income

comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 513, 455 and 409 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was due in significant part to security selection within the utilities and energy sectors. The Trustees also considered Putnam Management’s view that the fund’s performance in 2015 was attributable to the fund’s relative emphasis on investing in securities that the fund’s portfolio manager believed were undervalued by the market, which detracted from the fund’s performance at a time when value-based investment strategies generally underperformed growth-based investment strategies.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Putnam Fund for Growth and Income 19

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 The Putnam Fund for Growth and Income

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The Putnam Fund for Growth and Income 21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the “fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2016

22 The Putnam Fund for Growth and Income

The fund’s portfolio 10/31/16

COMMON STOCKS (96.2%)*	Shares	Value

Aerospace and defense (4.8%)

Airbus Group SE (France)	494,999	$29,424,313

Embraer SA ADR (Brazil)	311,000	6,652,290

General Dynamics Corp.	295,300	44,513,522

L-3 Communications Holdings, Inc.	170,900	23,403,046

Northrop Grumman Corp.	281,100	64,371,900

Raytheon Co.	209,100	28,565,151

United Technologies Corp.	283,000	28,922,600

		225,852,822

Air freight and logistics (0.7%)

United Parcel Service, Inc. Class B	309,200	33,319,392

		33,319,392

Airlines (0.5%)

Southwest Airlines Co.	631,600	25,295,580

		25,295,580

Auto components (0.1%)

Adient PLC (Ireland) †	102,887	4,682,387

		4,682,387

Automobiles (0.1%)

General Motors Co.	218,400	6,901,440

		6,901,440

Banks (12.2%)

Bank of America Corp.	7,762,694	128,084,451

Citigroup, Inc.	2,380,680	117,010,422

JPMorgan Chase & Co.	2,652,346	183,701,484

Wells Fargo & Co.	3,116,779	143,403,002

		572,199,359

Beverages (2.6%)

Dr. Pepper Snapple Group, Inc.	324,400	28,479,076

Molson Coors Brewing Co. Class B	266,000	27,613,460

PepsiCo, Inc.	595,500	63,837,600

		119,930,136

Biotechnology (0.5%)

Gilead Sciences, Inc.	338,800	24,945,844

		24,945,844

Building products (0.9%)

Johnson Controls International PLC	1,028,878	41,484,361

		41,484,361

Capital markets (4.7%)

AllianceBernstein Holding LP	573,400	12,500,120

Charles Schwab Corp. (The)	1,099,100	34,841,470

Goldman Sachs Group, Inc. (The)	239,193	42,633,760

KKR & Co. LP	2,544,896	36,112,074

Morgan Stanley	1,575,600	52,892,892

State Street Corp.	567,200	39,823,112

		218,803,428

Chemicals (3.5%)

Air Products & Chemicals, Inc.	142,300	18,985,666

Axalta Coating Systems, Ltd. †	558,497	14,029,445

The Putnam Fund for Growth and Income 23

COMMON STOCKS (96.2%)* cont.	Shares	Value

Chemicals cont.

CF Industries Holdings, Inc.	885,000	$21,248,850

Dow Chemical Co. (The) S	636,200	34,233,922

E.I. du Pont de Nemours & Co.	468,500	32,228,115

Ingevity Corp. †	279,000	11,550,600

Monsanto Co.	208,300	20,990,391

Symrise AG (Germany)	123,142	8,450,050

		161,717,039

Commercial services and supplies (0.2%)

Stericycle, Inc. †	127,300	10,195,457

		10,195,457

Communications equipment (1.9%)

Cisco Systems, Inc.	2,967,457	91,041,581

		91,041,581

Consumer finance (1.2%)

Capital One Financial Corp.	327,500	24,248,100

Synchrony Financial	1,048,900	29,988,051

		54,236,151

Containers and packaging (0.7%)

Ball Corp.	344,400	26,542,908

Graphic Packaging Holding Co.	568,200	7,102,500

		33,645,408

Distributors (0.3%)

LKQ Corp. †	398,000	12,847,440

		12,847,440

Diversified financial services (0.2%)

Gores Holdings, Inc. Class A † S	696,300	7,930,857

		7,930,857

Diversified telecommunication services (1.3%)

AT&T, Inc. S	1,703,400	62,668,086

		62,668,086

Electric utilities (2.2%)

American Electric Power Co., Inc.	269,000	17,441,960

Edison International	239,800	17,620,504

Exelon Corp.	1,413,000	48,140,910

PG&E Corp.	325,400	20,213,848

		103,417,222

Energy equipment and services (1.6%)

Halliburton Co.	856,300	39,389,800

Schlumberger, Ltd.	444,339	34,760,640

		74,150,440

Equity real estate investment trusts (REITs) (1.0%)

American Tower Corp.	141,400	16,570,666

Gaming and Leisure Properties, Inc.	872,508	28,644,438

		45,215,104

Food and staples retail (1.7%)

CVS Health Corp.	166,300	13,985,830

Kroger Co. (The)	814,400	25,230,112

Walgreens Boots Alliance, Inc.	515,800	42,672,134

		81,888,076

24 The Putnam Fund for Growth and Income

COMMON STOCKS (96.2%)* cont.	Shares	Value

Food products (1.7%)

JM Smucker Co. (The)	197,500	$25,933,725

Kraft Heinz Co. (The)	522,000	46,431,900

Mead Johnson Nutrition Co.	89,100	6,662,007

		79,027,632

Health-care equipment and supplies (3.1%)

Abbott Laboratories	450,600	17,681,544

Baxter International, Inc.	204,300	9,722,637

Becton Dickinson and Co.	231,000	38,787,210

C.R. Bard, Inc.	133,900	29,013,452

Danaher Corp.	248,500	19,519,675

Medtronic PLC	387,631	31,793,495

		146,518,013

Health-care providers and services (0.8%)

Cardinal Health, Inc.	173,800	11,938,322

Cigna Corp.	76,500	9,090,495

UnitedHealth Group, Inc.	104,200	14,726,586

		35,755,403

Hotels, restaurants, and leisure (1.1%)

Hilton Worldwide Holdings, Inc.	1,452,700	32,831,020

Penn National Gaming, Inc. †	1,562,736	20,206,176

		53,037,196

Household durables (0.3%)

PulteGroup, Inc.	651,900	12,125,340

		12,125,340

Household products (0.8%)

Colgate-Palmolive Co.	331,400	23,648,704

Procter & Gamble Co. (The)	158,874	13,790,263

		37,438,967

Independent power and renewable electricity producers (1.3%)

Calpine Corp. †	2,960,017	35,224,202

NRG Energy, Inc.	2,613,800	27,784,694

		63,008,896

Industrial conglomerates (1.7%)

General Electric Co.	1,457,420	42,410,922

Honeywell International, Inc.	338,800	37,159,584

		79,570,506

Insurance (5.3%)

American International Group, Inc.	1,533,125	94,593,813

Assured Guaranty, Ltd.	1,160,380	34,683,758

Chubb, Ltd.	230,300	29,248,100

Hartford Financial Services Group, Inc. (The)	1,060,400	46,774,244

MetLife, Inc.	414,487	19,464,310

Prudential PLC (United Kingdom)	1,487,020	24,289,415

		249,053,640

Internet and direct marketing retail (—%)

FabFurnish GmbH (acquired 8/2/13, cost $52) (Private) (Brazil) †ΔΔF	78	64

Global Fashion Group SA (acquired 8/2/13, cost $2,567,154) (Private)
(Brazil) †ΔΔF	60,600	428,441

The Putnam Fund for Growth and Income 25

COMMON STOCKS (96.2%)* cont.	Shares	Value

Internet and direct marketing retail cont.

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Private)
(Brazil) †ΔΔF	39	$32

New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Private)
(Brazil) †ΔΔF	16	13

		428,550

Internet software and services (1.1%)

Alphabet, Inc. Class C †	64,680	50,744,047

		50,744,047

IT Services (1.6%)

Computer Sciences Corp.	822,300	44,774,235

Fidelity National Information Services, Inc.	393,200	29,065,344

		73,839,579

Life sciences tools and services (0.3%)

Agilent Technologies, Inc.	289,900	12,630,943

		12,630,943

Media (2.3%)

Charter Communications, Inc. Class A †	44,751	11,182,827

Comcast Corp. Class A	544,700	33,673,354

DISH Network Corp. Class A †	298,200	17,462,592

Liberty Global PLC Ser. C (United Kingdom) †	556,900	17,709,420

Time Warner, Inc.	314,300	27,969,557

		107,997,750

Metals and mining (1.0%)

BHP Billiton, Ltd. (Australia)	1,843,760	32,289,801

Newmont Mining Corp.	381,800	14,141,872

		46,431,673

Multiline retail (0.5%)

Target Corp.	358,200	24,619,086

		24,619,086

Oil, gas, and consumable fuels (9.5%)

Anadarko Petroleum Corp.	453,400	26,950,099

Cenovus Energy, Inc. (Canada)	690,700	9,964,247

Cheniere Energy, Inc. †	377,600	14,235,520

Chevron Corp.	162,600	17,032,350

Concho Resources, Inc. † S	117,400	14,902,756

ConocoPhillips	1,299,300	56,454,585

Diamondback Energy, Inc. †	157,875	14,412,409

Energen Corp.	203,700	10,211,481

EOG Resources, Inc.	374,800	33,889,416

Exxon Mobil Corp.	432,392	36,026,901

Gulfport Energy Corp. †	523,500	12,621,585

Marathon Oil Corp.	1,278,400	16,849,312

Pioneer Natural Resources Co.	224,300	40,154,186

Range Resources Corp.	395,500	13,363,945

Royal Dutch Shell PLC ADR Class A (United Kingdom)	1,289,014	64,205,787

Scorpio Tankers, Inc.	2,954,200	11,314,586

Suncor Energy, Inc. (Canada)	1,133,745	34,021,648

Total SA ADR (France) S	395,299	18,871,574

		445,482,387

26 The Putnam Fund for Growth and Income

COMMON STOCKS (96.2%)* cont.	Shares	Value

Paper and forest products (0.2%)

Boise Cascade Co. †	426,300	$8,206,275

		8,206,275

Personal products (1.0%)

Coty, Inc. Class A †	879,767	20,225,843

Edgewell Personal Care Co. †	329,968	24,879,587

		45,105,430

Pharmaceuticals (8.9%)

Allergan PLC †	149,700	31,278,318

AstraZeneca PLC ADR (United Kingdom) S	1,334,600	37,795,872

Bristol-Myers Squibb Co.	301,300	15,339,183

Eli Lilly & Co.	528,500	39,024,440

Johnson & Johnson	643,100	74,593,169

Merck & Co., Inc.	1,249,791	73,387,728

Perrigo Co. PLC S	100,200	8,335,638

Pfizer, Inc.	2,487,834	78,889,216

Sanofi ADR (France) S	496,900	19,324,441

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	676,800	28,926,432

Zoetis, Inc.	213,038	10,183,216

		417,077,653

Road and rail (0.7%)

Union Pacific Corp.	370,700	32,688,326

		32,688,326

Semiconductors and semiconductor equipment (2.0%)

Applied Materials, Inc.	732,600	21,304,008

Intel Corp.	943,500	32,899,845

Micron Technology, Inc. †	1,529,900	26,253,084

NXP Semiconductor NV †	95,700	9,570,000

Versum Materials, Inc. †	71,150	1,615,105

		91,642,042

Software (2.9%)

Microsoft Corp.	1,996,100	119,606,312

Oracle Corp.	386,800	14,860,856

		134,467,168

Specialty retail (0.6%)

Home Depot, Inc. (The)	169,400	20,668,494

Michaels Cos., Inc. (The) †	372,400	8,658,300

		29,326,794

Technology hardware, storage, and peripherals (1.7%)

Apple, Inc.	584,400	66,352,776

HP, Inc.	880,900	12,764,241

		79,117,017

Textiles, apparel, and luxury goods (0.3%)

Hanesbrands, Inc.	560,200	14,397,140

		14,397,140

Thrifts and mortgage finance (0.7%)

Radian Group, Inc.	2,485,355	33,775,974

		33,775,974

Tobacco (0.7%)

Philip Morris International, Inc.	324,700	31,314,068

		31,314,068

The Putnam Fund for Growth and Income 27

COMMON STOCKS (96.2%)* cont.		Shares	Value

Wireless telecommunication services (1.2%)

T-Mobile US, Inc. †		656,900	$32,667,637

Vodafone Group PLC ADR (United Kingdom) S		797,822	22,211,364

			54,879,001

Total common stocks (cost $4,115,106,895)			$4,502,074,106

CONVERTIBLE PREFERRED STOCKS (—%)*		Shares	Value

Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $309,232)
(Brazil) (Private) †ΔΔF		40,826	$306,995

Total convertible preferred stocks (cost $309,232)			$306,995

	Principal amount/
SHORT-TERM INVESTMENTS (7.5%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.74% [d]	Shares	172,943,150	$172,943,150

Putnam Short Term Investment Fund 0.50% L	Shares	167,134,484	167,134,484

State Street Institutional Liquid Reserves Fund Trust
Class 0.38% P	Shares	9,510,000	9,510,000

U.S. Treasury Bills 0.291%, 11/10/16		$170,000	169,995

U.S. Treasury Bills 0.163%, 11/3/16		140,000	139,999

Total short-term investments (cost $349,897,621)			$349,897,628

TOTAL INVESTMENTS

Total investments (cost $4,465,313,748)			$4,852,278,729

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $4,680,601,548.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $735,545, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

28 The Putnam Fund for Growth and Income

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $154,421,120)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

Credit Suisse International

	British Pound	Sell	12/21/16	$93,474,657	$101,314,115	$7,839,458

	Euro	Sell	12/21/16	20,725,194	21,079,557	354,363

JPMorgan Chase Bank N.A.

	Euro	Sell	12/21/16	31,487,495	32,027,448	539,953

Total						$8,733,774

The Putnam Fund for Growth and Income 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$265,934,573	$—	$428,550

Consumer staples	394,704,309	—	—

Energy	519,632,827	—	—

Financials	1,135,999,409	—	—

Health care	636,927,856	—	—

Industrials	448,406,444	—	—

Information technology	520,851,434	—	—

Materials	217,710,594	32,289,801	—

Real estate	45,215,104	—	—

Telecommunication services	117,547,087	—	—

Utilities	166,426,118	—	—

Total common stocks	4,469,355,755	32,289,801	428,550

Convertible preferred stocks	—	—	306,995

Short-term investments	176,644,484	173,253,144	—

Totals by level	$4,646,000,239	$205,542,945	$735,545

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$8,733,774	$—

Totals by level	$—	$8,733,774	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30 The Putnam Fund for Growth and Income

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value, including $168,745,721 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,125,236,114)	$4,512,201,095
Affiliated issuers (identified cost $340,077,634) (Notes 1 and 5)	340,077,634

Dividends, interest and other receivables	9,051,331

Receivable for shares of the fund sold	1,442,240

Receivable for investments sold	40,659,064

Unrealized appreciation on forward currency contracts (Note 1)	8,733,774

Prepaid assets	39,625

Total assets	4,912,204,763

LIABILITIES

Payable for investments purchased	36,576,512

Payable for shares of the fund repurchased	5,411,689

Payable for compensation of Manager (Note 2)	1,914,240

Payable for custodian fees (Note 2)	39,872

Payable for investor servicing fees (Note 2)	1,259,920

Payable for Trustee compensation and expenses (Note 2)	2,264,967

Payable for administrative services (Note 2)	8,829

Payable for distribution fees (Note 2)	1,068,755

Distributions payable to shareholders	91

Collateral on securities loaned, at value (Note 1)	172,943,150

Collateral on certain derivative contracts, at value (Note 1)	9,510,000

Other accrued expenses	605,190

Total liabilities	231,603,215

Net assets	$4,680,601,548

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,442,065,789

Undistributed net investment income (Note 1)	17,347,545

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(174,510,762)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	395,698,976

Total — Representing net assets applicable to capital shares outstanding	$4,680,601,548

(Continued on next page)

The Putnam Fund for Growth and Income 31

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($4,448,379,681 divided by 215,393,375 shares)	$20.65

Offering price per class A share (100/94.25 of $20.65)*	$21.91

Net asset value and offering price per class B share ($60,109,748 divided by 2,965,013 shares)**	$20.27

Net asset value and offering price per class C share ($52,282,412 divided by 2,544,101 shares)**	$20.55

Net asset value and redemption price per class M share ($27,060,261 divided by 1,321,543 shares)	$20.48

Offering price per class M share (100/96.50 of $20.48)*	$21.22

Net asset value, offering price and redemption price per class R share
($1,096,187 divided by 53,345 shares)	$20.55

Net asset value, offering price and redemption price per class R6 share
($20,014,926 divided by 966,339 shares)	$20.71

Net asset value, offering price and redemption price per class Y share
($71,658,333 divided by 3,462,415 shares)	$20.70

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 The Putnam Fund for Growth and Income

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $1,160,733)	$107,975,383

Interest (including interest income of $598,147 from investments in affiliated issuers) (Note 5)	604,881

Securities lending (net of expenses) (Notes 1 and 5)	1,360,306

Total investment income	109,940,570

EXPENSES

Compensation of Manager (Note 2)	22,295,262

Investor servicing fees (Note 2)	9,175,277

Custodian fees (Note 2)	78,666

Trustee compensation and expenses (Note 2)	351,133

Distribution fees (Note 2)	12,562,372

Administrative services (Note 2)	130,274

Other	1,327,233

Fees waived and reimbursed by Manager (Note 2)	(64,975)

Total expenses	45,855,242

Expense reduction (Note 2)	(323,945)

Net expenses	45,531,297

Net investment income	64,409,273

Net realized gain on investments (Notes 1 and 3)	74,226,868

Net realized gain on foreign currency transactions (Note 1)	15,212,160

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	7,731,073

Net unrealized depreciation of investments during the year	(60,097,281)

Net gain on investments	37,072,820

Net increase in net assets resulting from operations	$101,482,093

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income 33

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$64,409,273	$63,294,533

Net realized gain on investments
and foreign currency transactions	89,439,028	271,662,955

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(52,366,208)	(485,214,558)

Net increase (decrease) in net assets resulting
from operations	101,482,093	(150,257,070)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(68,916,052)	(76,189,298)

Class B	(543,674)	(630,152)

Class C	(427,383)	(437,339)

Class M	(310,775)	(355,504)

Class R	(14,654)	(37,994)

Class R5	(120)	(288)

Class R6	(389,707)	(378,425)

Class Y	(1,160,423)	(1,115,747)

Decrease from capital share transactions (Note 4)	(371,217,781)	(342,402,923)

Total decrease in net assets	(341,498,476)	(571,804,740)

NET ASSETS

Beginning of year	5,022,100,024	5,593,904,764

End of year (including undistributed net investment income
of $17,347,545 and $12,343,147, respectively)	$4,680,601,548	$5,022,100,024

The accompanying notes are an integral part of these financial statements.

34 The Putnam Fund for Growth and Income

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The Putnam Fund for Growth and Income 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A

October 31, 2016	$20.48	.28	.20	.48	(.31)	(.31)	$20.65	2.40	$4,448,380	.96d	1.39d	42

October 31, 2015	21.41	.25	(.87)	(.62)	(.31)	(.31)	20.48	(2.92)	4,769,942.94		1.19	36

October 31, 2014	18.87	.31	2.46	2.77	(.23)	(.23)	21.41	14.78	5,322,464.97		1.54	41

October 31, 2013	14.51	.22	4.37	4.59	(.23)	(.23)	18.87	31.93	5,024,361	1.04	1.33	52

October 31, 2012	12.79	.21	1.73	1.94	(.22)	(.22)	14.51	15.33	4,232,973	1.10	1.57	34

Class B

October 31, 2016	$20.10	.13	.20	.33	(.16)	(.16)	$20.27	1.66	$60,110	1.71d	.64d	42

October 31, 2015	21.02	.09	(.86)	(.77)	(.15)	(.15)	20.10	(3.68)	73,968	1.69	.44	36

October 31, 2014	18.52	.16	2.42	2.58	(.08)	(.08)	21.02	13.97	90,425	1.72	.81	41

October 31, 2013	14.25	.10	4.28	4.38	(.11)	(.11)	18.52	30.89	95,272	1.79	.60	52

October 31, 2012	12.56	.11	1.70	1.81	(.12)	(.12)	14.25	14.50	91,289	1.85	.84	34

Class C

October 31, 2016	$20.38	.13	.20	.33	(.16)	(.16)	$20.55	1.64	$52,282	1.71d	.64d	42

October 31, 2015	21.31	.09	(.86)	(.77)	(.16)	(.16)	20.38	(3.65)	57,312	1.69	.43	36

October 31, 2014	18.78	.16	2.46	2.62	(.09)	(.09)	21.31	13.97	58,084	1.72	.77	41

October 31, 2013	14.45	.09	4.35	4.44	(.11)	(.11)	18.78	30.91	48,304	1.79	.56	52

October 31, 2012	12.74	.11	1.72	1.83	(.12)	(.12)	14.45	14.46	36,561	1.85	.82	34

Class M

October 31, 2016	$20.30	.18	.20	.38	(.20)	(.20)	$20.48	1.94	$27,060	1.46d	.89d	42

October 31, 2015	21.23	.15	(.87)	(.72)	(.21)	(.21)	20.30	(3.44)	32,830	1.44	.69	36

October 31, 2014	18.71	.21	2.44	2.65	(.13)	(.13)	21.23	14.23	37,566	1.47	1.05	41

October 31, 2013	14.39	.14	4.33	4.47	(.15)	(.15)	18.71	31.29	36,125	1.54	.83	52

October 31, 2012	12.69	.15	1.70	1.85	(.15)	(.15)	14.39	14.72	30,627	1.60	1.08	34

Class R

October 31, 2016	$20.37	.23	.20	.43	(.25)	(.25)	$20.55	2.19	$1,096	1.21d	1.14d	42

October 31, 2015	21.29	.21	(.88)	(.67)	(.25)	(.25)	20.37	(3.17)	1,213	1.19	.97	36

October 31, 2014	18.77	.26	2.44	2.70	(.18)	(.18)	21.29	14.46	3,852	1.22	1.28	41

October 31, 2013	14.43	.18	4.35	4.53	(.19)	(.19)	18.77	31.63	4,082	1.29	1.09	52

October 31, 2012	12.72	.18	1.72	1.90	(.19)	(.19)	14.43	15.06	3,446	1.35	1.31	34

Class R6

October 31, 2016	$20.54	.36	.20	.56	(.39)	(.39)	$20.71	2.81	$20,015	.56d	1.78d	42

October 31, 2015	21.47	.34	(.87)	(.53)	(.40)	(.40)	20.54	(2.52)	21,346.55		1.57	36

October 31, 2014	18.92	.40	2.47	2.87	(.32)	(.32)	21.47	15.26	19,727.56		1.94	41

October 31, 2013	14.54	.27	4.42	4.69	(.31)	(.31)	18.92	32.62	18,293.57		1.49	52

October 31, 2012†	13.64	.08	.88	.96	(.06)	(.06)	14.54	7.02*	11	.19*	.57*	34

Class Y

October 31, 2016	$20.52	.33	.21	.54	(.36)	(.36)	$20.70	2.71	$71,658	.71d	1.64d	42

October 31, 2015	21.46	.31	(.88)	(.57)	(.37)	(.37)	20.52	(2.70)	65,473.69		1.43	36

October 31, 2014	18.91	.36	2.48	2.84	(.29)	(.29)	21.46	15.09	61,772.72		1.75	41

October 31, 2013	14.54	.27	4.37	4.64	(.27)	(.27)	18.91	32.26	44,639.79		1.63	52

October 31, 2012	12.82	.25	1.72	1.97	(.25)	(.25)	14.54	15.59	47,613.85		1.82	34

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income 37

Financial highlights cont.

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

38 The Putnam Fund for Growth and Income

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

The Putnam Fund for Growth and Income (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has terminated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

The Putnam Fund for Growth and Income 39

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

40 The Putnam Fund for Growth and Income

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the

The Putnam Fund for Growth and Income 41

securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $172,943,150 and the value of securities loaned amounted to $168,745,721.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2016, the fund had a capital loss carryover of $130,619,620 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$130,619,620	N/A	$130,619,620	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

42 The Putnam Fund for Growth and Income

losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from partnership income and from corporate action adjustment to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $12,357,913 to increase undistributed net investment income, $47,239 to increase paid-in capital and $12,405,152 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$628,808,366

Unrealized depreciation	(285,722,394)

Net unrealized appreciation	343,085,972

Undistributed ordinary income	26,081,410

Capital loss carryforward	(130,619,620)

Cost for federal tax income tax purposes	$4,509,192,757

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.475% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $64,975.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Fund for Growth and Income 43

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Effective February 1, 2016, the fund has terminated its class R5 shares.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$8,745,953	Class R5	6

Class B	127,052	Class R6	10,066

Class C	105,201	Class Y	127,658

Class M	57,076	Total	$9,175,277

Class R	2,265

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $7,648 under the expense offset arrangements and by $316,297 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,658, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

44 The Putnam Fund for Growth and Income

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$11,155,637	Class M	217,843

Class B	646,855	Class R	5,766

Class C	536,271	Total	$12,562,372

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $170,705 and $1,340 from the sale of class A and class M shares, respectively, and received $37,276 and $335 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $140 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,909,679,595	$2,188,680,551

U.S. government securities (Long-term)	—	—

Total	$1,909,679,595	$2,188,680,551

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	3,098,451	$61,055,604	3,836,200	$81,725,883

Shares issued in connection with
reinvestment of distributions	3,217,968	63,281,459	3,290,492	69,795,468

	6,316,419	124,337,063	7,126,692	151,521,351

Shares repurchased	(23,853,619)	(474,406,197)	(22,791,328)	(486,281,004)

Net decrease	(17,537,200)	$(350,069,134)	(15,664,636)	$(334,759,653)

The Putnam Fund for Growth and Income 45

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	251,748	$4,880,549	383,358	$8,045,239

Shares issued in connection with
reinvestment of distributions	27,126	520,696	29,106	608,181

	278,874	5,401,245	412,464	8,653,420

Shares repurchased	(993,277)	(19,234,759)	(1,034,990)	(21,763,842)

Net decrease	(714,403)	$(13,833,514)	(622,526)	$(13,110,422)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	343,485	$6,735,765	418,348	$8,952,333

Shares issued in connection with
reinvestment of distributions	20,517	399,522	19,422	411,386

	364,002	7,135,287	437,770	9,363,719

Shares repurchased	(632,634)	(12,508,167)	(351,091)	(7,426,848)

Net increase (decrease)	(268,632)	$(5,372,880)	86,679	$1,936,871

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	34,833	$666,771	39,501	$836,983

Shares issued in connection with
reinvestment of distributions	15,627	303,525	16,469	347,036

	50,460	970,296	55,970	1,184,019

Shares repurchased	(346,006)	(6,794,170)	(208,572)	(4,418,899)

Net decrease	(295,546)	$(5,823,874)	(152,602)	$(3,234,880)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	7,318	$144,935	21,928	$463,854

Shares issued in connection with
reinvestment of distributions	749	14,620	1,687	35,816

	8,067	159,555	23,615	499,670

Shares repurchased	(14,245)	(287,965)	(144,973)	(2,985,337)

Net decrease	(6,178)	$(128,410)	(121,358)	$(2,485,667)

	PERIOD ENDED 10/31/16*		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	6	120	13	288

	6	120	13	288

Shares repurchased	(779)	(14,393)	—	—

Net increase (decrease)	(773)	$(14,273)	13	$288

46 The Putnam Fund for Growth and Income

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	49,575	$964,470	208,341	$4,441,200

Shares issued in connection with
reinvestment of distributions	19,748	389,707	17,827	378,425

	69,323	1,354,177	226,168	4,819,625

Shares repurchased	(142,300)	(2,850,765)	(105,472)	(2,258,136)

Net increase (decrease)	(72,977)	$(1,496,588)	120,696	$2,561,489

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,127,545	$22,593,913	848,049	$18,130,692

Shares issued in connection with
reinvestment of distributions	52,365	1,033,423	47,045	998,760

	1,179,910	23,627,336	895,094	19,129,452

Shares repurchased	(907,538)	(18,106,444)	(583,437)	(12,440,401)

Net increase	272,372	$5,520,892	311,657	$6,689,051

* Effective February 1, 2016, the fund has terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares Owned	Percentage of ownership	Value

Class R6	792	0.1%	$16,402

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$149,487,907	$1,471,399,650	$1,447,944,407	$742,362	$172,943,150

Putnam Short Term
Investment Fund**	217,802,220	745,193,604	795,861,340	598,147	167,134,484

Totals	$367,290,127	$2,216,593,254	$2,243,805,747	$1,340,509	$340,077,634

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$161,900,000

The Putnam Fund for Growth and Income 47

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$8,733,774	Payables	$—

Total		$8,733,774		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$15,187,326	$15,187,326

Total	$15,187,326	$15,187,326

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$7,730,075	$7,730,075

Total	$7,730,075	$7,730,075

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	ASSETS		LIABILITIES

					Total
					Financial	Total
	Forward		Forward		and	collateral
	currency	Total	currency	Total	Derivative	received	Net
	contracts#	Assets	contracts#	Liabilities	Net Assets	(pledged)†##	amount

Credit Suisse International	$8,193,821	$8,193,821	$—	$—	$8,193,821	$8,193,821	$—

JPMorgan Chase Bank N.A.	539,953	$539,953	$—	$—	$539,953	$539,953	$—

Total	$8,733,774	$8,733,774	$—	$—	$8,733,774

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

48 The Putnam Fund for Growth and Income

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 90.84% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $332,746 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

The Putnam Fund for Growth and Income 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

50 The Putnam Fund for Growth and Income

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2016, there were 115 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

The Putnam Fund for Growth and Income 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 The Putnam Fund for Growth and Income

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Principal Executive Officer, and	BSA Compliance Officer
Ropes & Gray LLP	Compliance Liaison
Nancy E. Florek
Independent Registered	Robert T. Burns	Vice President, Director of
Public Accounting Firm	Vice President and	Proxy Voting and Corporate
PricewaterhouseCoopers LLP	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN022 303436 12/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2016	$207,572	$ —	$8,917	$ —
October 31, 2015	$200,776	$ —	$8,657	$ —

For the fiscal years ended October 31, 2016 and October 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $568,670 and $869,644 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2016	$ —	$559,753	$ —	$ —

October 31, 2015	$ —	$860,987	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016